SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Estimated Useful Lives of Fixed Assets
Property and equipment are presented at cost, net of accumulated depreciation. Annual depreciation is calculated based on the straight-line method over the estimated useful lives of the related assets. Estimated useful life, in years, is as follows:

Years

Electronic equipment	3-7
Office furniture and equipment	7-17
Leasehold improvements	Over the shorter of the term of the lease or the useful life of the asset

Schedule of estimated useful lives of the intangible assets
Intangible assets with finite life (refer to note 2T for impairment assessment of Intangible assets with finite life) are amortized over their useful lives using a method that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used, or, if that pattern cannot be reliably determined, using a straight-line amortization method.

Weighted Average Useful Life (Years)
Technology	7
Customer relationships	10
Backlog	1
IPR&D	(*)

(*) To be determined upon successful launch of the related product, subject to annual impairment assessment.

Weighted Average Assumptions Used in Determining Fair Market Value of Options
Under ASC 718, the fair market value of each option grant is estimated on the date of grant using the “Black-Scholes option pricing” method with the following weighted-average assumptions:

	2 0 1 8	2 0 1 7	2 0 1 6
Risk-free interest rate	2.79%	1.81%	1.08%
Expected life of options	4.76 years	4.70 years	4.62 years
Expected volatility	31.82%	28.01%	28.41%
Expected dividend yield	0%	0%	0%